UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/20/2006

STAKTEK HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-110806

DE	56-2354935
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8900 Shoal Creek Boulevard, Suite 125, Austin, TX 78757
(Address of principal executive offices, including zip code)

512-454-9531
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On April 20, 2006, Staktek Holdings, Inc. ("we" or "us") entered into an agreement with SMART Modular Technologies, Inc. in which SMART will stack leaded packages for us in the Dominican Republic using our technologies. This arrangement will provide better cycle time to one of our significant customers.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, 2006, our Board of Directors amended our Bylaws to allow for uncertificated shares as permitted by Section 158 of the Delaware General Corporation Law.

Item 9.01.    Financial Statements and Exhibits

3.1.        Amended and Restated Bylaws

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKTEK HOLDINGS, INC

Date: April 25, 2006	By:	/s/ Stephanie Lucie
Stephanie Lucie
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated Bylaws